ALPHASIMPLEX TACTICAL U.S. MARKET FUND

Supplement dated October 15, 2020 to the AlphaSimplex Tactical U.S. Market Fund's Prospectus and Statement of Additional Information, each dated May 1, 2020, as may be revised or supplemented from time to time.

On October 15, 2020, the AlphaSimplex Tactical U.S. Market Fund (the "Fund") was liquidated. The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.